UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010 (December 3, 2009)

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

680 Fifth Avenue, 16th Floor
New York, NY  10019
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 9, 2009, Bluerock Enhanced Multifamily Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” or “us”) filed a Form 8-K dated December 3, 2009 with regard to an  investment in a joint venture which acquired a 432-unit garden-style multifamily community known as Springhouse at Newport News.  We hereby amend the Form 8-K dated December 3, 2009 to provide the required financial information related to our investment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

    Springhouse at Newport News

Page
Independent Auditors’ Report	3
Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2009 (unaudited) and for the year ended December 31, 2008	4
Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2009 (unaudited) and for the year ended December 31, 2008	5

(b)	Pro Forma Financial Information.

Bluerock Enhanced Multifamily Trust, Inc.

Summary of Unaudited Pro Forma Consolidated Financial Information	6
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009	7
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009	8
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009	9
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009	10
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008	11
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008	12

FREEDMAN & GOLDBERG
CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL CORPORATION

ERIC W. FREEDMAN MICHAEL GOLDBERG		GLORIA K. MOORE BETTY J. POWELL

JULIE A. CHEEK KAREN E. LONG MICHAEL GOULD	31150 NORTHWESTERN HIGHWAY, SUITE 200 FARMINGTON HILLS, MICHIGAN 48334 (248) 626-2400 FAX: (248) 626-4298	JUDITH A. COOPER SALLY LISCOMB

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Bluerock Enhanced Multifamily Trust, Inc.

We have audited the  accompanying statement of revenues and certain operating expenses of Springhouse at Newport News for the year ended December 31, 2008. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. Springhouse at Newport News is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Springhouse at Newport News’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Springhouse at Newport News’ revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2 of Springhouse at Newport News for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Freedman & Goldberg
Certified Public Accountants
Farmington Hills, MI
February 18, 2010

Represented worldwide as a member firm of the International Association of Local Public Accountants

SPRINGHOUSE AT NEWPORT NEWS
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2009	For the Year Ended December 31, 2008
	(unaudited)
Revenues
Rental revenue	$2,996,223	$3,879,368
Tenant reimbursements and other income	277,537	361,773
Total revenues	3,273,760	4,241,141

Certain Operating Expenses
Property Operating Expenses	873,828	1,149,646
Property taxes and insurance	440,065	523,652
Management Fees	153,202	191,642
General and administrative	7,960	289,275
Total Certain operating expenses	1,475,055	2,154,215

Revenues in excess of certain operating expenses	$1,798,705	$2,086,926

See accompanying notes

SPRINGHOUSE AT NEWPORT NEWS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2009 (unaudited) and the Year Ended December 31, 2008

1.           DESCRIPTION OF REAL ESTATE PROPERTY

On December 3, 2009, through a wholly owned subsidiary, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) completed an investment in a joint venture along with Bluerock Special Opportunity + Income Fund (“BEMT Co-Investor”), an affiliate of the Company’s sponsor, and Hawthorne Springhouse, LLC (“Hawthorne”), an unaffiliated entity, to acquire a 432-unit garden-style multifamily community known as Springhouse at Newport News (the “Springhouse property”), located in Newport News, Virginia, from Newport-Oxford Associates Limited Partnership, an unaffiliated entity.

The Springhouse property is comprised of 432 units, featuring one- and two-bedroom layouts in 24, 2-story garden-style apartment buildings surrounding a centralized lake. The property contains approximately 314,572 rentable square feet and the average unit size is 728 square feet.   Newport News, VA is part of the Virginia Beach-Norfolk-Newport News, VA-NC MSA.  The community features include clubhouse, fitness center, swimming pool, tennis court, volleyball court, picnic area and private lake with gazebo.

The aggregate purchase price for the Springhouse property was approximately $29.25 million, plus closing costs.

2.           BASIS OF PRESENTATION

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of the Springhouse property, exclusive of interest income, asset management fees, interest expenses and depreciation and amortization, which may not be comparable to the proposed future operations of the Springhouse property.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2009, included in this report, are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

3.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Springhouse property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less.  Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could differ from those estimates.

4.           SUBSEQUENT EVENTS

The Company has evaluated subsequent events for recognition or disclosure through February 18, 2010, which is the date the financial statements were issued.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Summary of Unaudited Pro Forma Consolidated Financial Information

The following pro forma information should be read in conjunction with the consolidated balance sheet of Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) as of September 30, 2009, which has been filed with the SEC in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2009.  In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto of Springhouse at Newport News (the “Springhouse property”).

The following unaudited pro forma consolidated balance sheet as of September 30, 2009 has been prepared as if we had acquired the 37.5% interest in the Springhouse property on September 30, 2009 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 have been prepared as if we had acquired the 37.5% interest in the Springhouse property on January 1, 2008.

The pro forma unaudited consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In addition, the pro forma balance sheet includes pro forma allocation of the purchase price based upon preliminary estimates of the fair value of the assets acquired.  These allocations may be adjusted in the future upon finalization of these preliminary estimates.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2009
		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News		Pro Forma Total

Assets
Real Estate:
Land	$-	$2,925,000	(b)	$2,925,000
Buildings and Improvements		26,325,000	(b)	26,325,000
Total real estate, cost	-	29,250,000		29,250,000
Less accumulated depreciation and amortization
Total real estate, net	-	29,250,000		29,250,000
Cash and cash equivalents	201,001			201,001
Deferred financing		175,530	(b)	175,530
Other assets		1,221,029	(b)	1,221,029

Total assets	$201,001	$30,646,559		$30,847,560

Liabilities and shareholders' equity
Mortgage payable		$23,400,000	(b)	$23,400,000
Notes payable	-	2,754,520	(b)	2,754,520
Total liabilities	-	26,154,520		26,154,520

Minority interest		4,492,039	(b)	4,492,039
Shareholders' equity
Preferred stock, $0.01 par value, 50,000,000 shares
authorized; none issued and outstanding				-
Common stock, $0.01 par value, 249,999,000 shares
authorized; 22,200 shares issued and outstanding	222			222
Nonvoting convertible stock, $0.01 par value per share;
1,000 shares authorized, none issued and outstanding				-
Additional paid-in-capital	200,779			200,779
Total shareholder's equity	201,001	4,492,039		4,693,040
Total liabilities and shareholders' equity	$201,001	$30,646,559		$30,847,560

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2009

(a)	Reflects the historical balance sheet of the Company as reported in the quarterly report on Form 10-Q as of September 30, 2009.
(b)
Represents the acquisition of the 37.5% interest in the Springhouse property.  The aggregate purchase price for the Springhouse property was approximately $29.25 million, plus closing costs and, through a consolidated joint venture, was funded by a combination of debt and a loan from an affiliate of the Company’s advisor.  The Company accounted for the acquisition in accordance with the provisions of the Consolidation Topic of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”.)  The Company consolidates the joint venture because we have a controlling financial interest in the joint venture.  The purchase price allocation is preliminary and subject to change.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2009

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News		Pro Forma Total

Revenues
Rental revenue	$-	$2,996,223	(b)	$2,996,223
Tenant reimbursements and other income		277,537	(c)	277,537
Total revenues	-	3,273,760		3,273,760

Certain Operating Expenses
Property Operating Expenses		873,828	(d)	873,828
Property taxes and insurance		440,065	(e)	440,065
Management Fees		306,031	(f)	306,031
Depreciation and amortization		506,250	(g)	506,250
Interest expense		993,330	(h)	993,330
Total expenses	-	3,119,504		3,119,504

Income before income allocated to minority interests		154,256		154,256

Income allocated to minority interests		(96,410)		(96,410)

Net Income	$-	$57,846		$57,846

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009

(a)	As of the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2009 it had not yet commenced active operations.
(b)	Represents base rental income for the nine months ended September 30, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2008.
(c)	Represents operating cost reimbursements from tenants for the nine months ended September 30, 2009, based on historical operations of the previous owner.
(d)	Represents property operating expenses for the nine months ended September 30, 2009, based on historical operations of the previous owner.
(e)	Represents real estate taxes and insurance expense incurred by the property for the nine months ended September 30, 2009, based on historical operations of the previous owner.
(f)
Represents asset management and property management fees for the nine months ended September 30, 2009 that would be due to an affiliate had the assets been acquired on January 1, 2008. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.

(g)
Represents depreciation expense for the nine months ended September 30, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)	Represents interest expense for the nine months ended September 30, 2009 on the $23.4 million senior mortgage loan made to fund the acquisition. The effective interest rate of the loan is 5.66%.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News		Pro Forma Total

Revenues
Rental revenue	$-	$3,879,368	(b)	$3,879,368
Tenant reimbursements and other income		361,773	(c)	361,773
Total revenues	-	4,241,141		4,241,141

Certain Operating Expenses
Property Operating Expenses		1,149,646	(d)	1,149,646
Property taxes and insurance		523,652	(e)	523,652
Management Fees		446,735	(f)	446,735
Depreciation and amortization		675,000	(g)	675,000
Interest expense		1,436,440	(h)(i)	1,436,440
Total expenses	-	4,231,473		4,231,473

Income before income allocated to minority interests		9,668		9,668

Income allocated to minority interests		(6,043)		(6,043)

Net Income	$-	$3,626		$3,626

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2008

(a)	As of December 31, 2008 the Company had not yet commenced active operations.
(b)	Represents base rental income for the year ended December 31, 2008. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2008.
(c)	Represents operating cost reimbursements from tenants for the year ended December 31, 2008, based on historical operations of the previous owner.
(d)	Represents property operating expenses for the year ended December 31, 2008, based on historical operations of the previous owner.
(e)	Represents real estate taxes and insurance expense incurred by the property for the year ended December 31, 2008, based on historical operations of the previous owner.
(f)
Represents asset management and property management fees for the year ended December 31, 2008 that would be due to an affiliate had the assets been acquired on January 1, 2008. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.

(g)
Represents depreciation expense for the year ended December 31, 2008.  Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)	Represents interest expense for the year ended December 31, 2008 on the $23.4 million senior mortgage loan made to fund the acquisition. The effective interest rate of the loan is 5.66%.
(i)
Represents interest expense for the year ended December 31, 2008 on the $3.2 million loan made to the Company by an affiliate of the advisor used for the acquisition of the Springhouse property.  The loan has a six-month term and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the rate assumed for this pro forma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: February 18, 2010                                                                   /s/ R. Ramin Kamfar
 Chief Executive Officer and Chairman of the Board
 (Principal Executive Officer)